UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2016

CORELOGIC, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Pacifica, Irvine, California	92618-7471
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 214-1000
Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 17, 2016, CoreLogic, Inc., a Delaware corporation (“CoreLogic” or the “Company”), gave conditional notice of optional full redemption pursuant to the Senior Notes Indenture, dated as of May 20, 2011 (as amended, supplemented, or otherwise modified, the “Indenture”), by and among the Company, the guarantors party thereto and Wilmington Trust National Association, as trustee (the “Trustee”), that, subject to the satisfaction of specified conditions precedent, the Company has elected to redeem (the “Redemption”), on July 18, 2016 (the “Redemption Date”) all of its outstanding 7.25% Senior Notes due 2021 (the “Notes”).

The redemption price with respect to any redeemed Note will be equal to 103.625% of the principal amount of such Note, plus accrued and unpaid interest thereon to the Redemption Date. The Redemption is subject to and conditioned upon the Company’s deposit with the Trustee of funds from one or more debt financing transactions in an amount sufficient to pay the Redemption Price (the “Financing Condition”). The Redemption will not occur in the event that the Financing Condition has not been satisfied or waived by the Company by July 18, 2016.

This report does not constitute a notice of redemption under the Indenture, nor an offer to tender for, or purchase, any Notes or any other security. There can be no assurances that the conditions precedent to the Redemption will be satisfied or that the Redemption will occur.

CoreLogic issued a press release on June 17, 2016 relating to the Redemption. A copy of the press release containing this announcement is attached as Exhibit 99.1 hereto and is incorporated by reference herein. A copy of the conditional notice of optional full redemption is attached as Exhibit 99.2 and is incorporated by reference herein.

The information in this current report, including exhibits hereto, is being “furnished” in accordance with General Instruction B.2 of Form 8-K. As such, this information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filings with the Securities and Exchange Commission unless it is explicitly so incorporated in such filings.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by CoreLogic, Inc., dated June 17, 2016
99.2	Conditional Notice of Optional Full Redemption of CoreLogic, Inc., dated June 17, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CoreLogic, Inc.
(Registrant)

Date:	June 17, 2016	By:	/s/ James L. Balas
		Name:	James L. Balas
		Title:	Chief Financial Officer
(Principal Financial Officer)